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                                                                Exhibit (10)(dd)

                      SECOND AMENDMENT TO CONTRACT OF SALE

         This Second Amendment to the Contract of Sale (this "Second Amendment") is made and entered into as of this 26th day of October, 2000 by and among 55 Public LLC, North Valley Tech, LLC, Southwest Shopping Centers Co. I, L.L.C., First Union Madison L.L.C., Printer's Alley Garage, LLC, First Union Real Estate Equity and Mortgage Investments and First Union Commercial Properties Expansion Company, collectively as "Seller" and Radiant Investors LLC, as "Purchaser."

         WHEREAS, the Seller and the Purchaser have entered into a Contract of Sale dated as of the 15th day of September, 2000 (the "Agreement") with respect to the sale and purchase of the properties known as 55 Public Square/CEI Building, Cleveland, Ohio; North Valley Tech Center, Thornton, Colorado; Westgate Shopping Center, Abilene, Texas; Madison & Wells Garage, Chicago, Illinois; Printer's Alley Garage, Nashville, Tennessee; Pecanland Mall, Monroe, Louisiana; West 3rd Street Parking Lot, Cleveland, Ohio; Long Street Lot, Columbus, Ohio; 5th and Marshall Garage, Richmond, Virginia; Two Rivers Business Center, Clarksville, Tennessee and Huntington Garage, Cleveland, Ohio (collectively, the "Premises");

         WHEREAS, the Seller and the Purchaser entered into the First Amendment to Contract of Sale as of the 29th day of September, 2000 (the "First Amendment");

         WHEREAS, the Seller and the Purchaser desire further to modify and amend the Agreement as hereinafter set forth in this Second Amendment, the provisions of this Second Amendment being paramount and the Agreement, as modified by the First Amendment (the "Existing Agreement") being construed accordingly.

         NOW THEREFORE, the parties hereto do hereby agree that the Existing Agreement is further modified and amended as hereinafter set forth:

1. All capitalized terms herein, unless otherwise defined, shall have the meaning ascribed in the Existing Agreement.

2. Supplementing paragraph 3 of the First Amendment and Section 2(a)(vi) of the Existing Agreement, Purchaser confirms that it has obtained firm commitments for Acceptable Financing (as such term is defined in the JV Agreement).

3. Pursuant to Section 1(b) of the Existing Agreement, FUR has entered into and Purchaser hereby consents to, the Purchase and Sale Agreement (the "Huntington Garage Contract") with Northeastern Security Development Corp., dated October 26, 2000 for the sale of the Huntington Garage. Pursuant to the Huntington Garage Contract, Northeastern Security Development Corp. has deposited with Commonwealth Land Title Insurance Company a $1 million good faith deposit.

4.       As a result of FUR having entered into the Huntington Garage Contract:
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         (i)      Purchaser shall not be required to acquire the Huntington
                  Garage or assume or otherwise pay the principal balance of the mortgage encumbering the Huntington Garage, which mortgage shall be deleted as a "Mortgage" under the Existing Agreement; and

         (ii) the purchase price set forth at Section 2(a) of the Existing Agreement shall be reduced by (x) if the closing on the Huntington Garage has occurred prior to the Closing under the Existing Agreement, the Net Sales Price received by FUR from said sale, or (y) if the closing on the Huntington Garage has not occurred on or before the Closing under the Existing Agreement, $21,250,000.00, less the reasonable estimate of the parties of any and all fees, expenses, charges and other costs that would have been paid by FUR in connection with the sale of the Huntington Garage to Northeastern Security Development Corp. (the "Costs of Closing"), including, without limitation, brokerage fees, attorney's fees and disbursements and the transfer taxes, survey fees, escrow charges, recording fees and other closing costs payable by FUR under the Huntington Garage Contract. Two business days prior to the Closing under the Existing Agreement as amended hereby, the parties will jointly determine their estimate of the Costs of Closing which shall include reasonable supporting detail for the calculation of the Costs of Closing. Appropriate adjustments shall be made to Sections 2(a)(iv) and 2(a)(v) of the Existing Agreement to effect the foregoing.

5. For computing Apportionments at Section 6A of the Existing Agreement, the Huntington Garage income and expenses, ordinary and capital, including monthly interest payments on the mortgage encumbering the Huntington Garage, shall be included in and subject to the Existing Agreement through the earlier of the date of the consummation of the sale of the Huntington Garage or the consummation of the sale of the Properties by the Seller to the Purchaser under and pursuant to the terms of the Existing Agreement.

6. Except as modified hereby, the Existing Agreement shall remain in full force and effect.

                                 SELLERS:

                                 55 PUBLIC LLC, a Delaware limited liability company

                                 By:  55 PUBLIC REALTY CORP., a
                                 Delaware corporation, Managing Member

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title: Authorized Signatory
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                                 NORTH VALLEY TECH LLC, a Delaware
                                 Limited liability company

                                 By:  NVT Corp., a Delaware corporation,
                                 its Managing Member

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title: Authorized Signatory


                                 SOUTHWEST SHOPPING CENTERS CO.
                                 I, L.L.C., a Delaware limited liability
                                 company

                                 By:  First Union Southwest L.L.C., a
                                 Delaware limited liability company,
                                 its manager

                                 By:  First Union Southwest I, Inc., a
                                 Delaware corporation, its manager

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title: Authorized Signatory


                                 FIRST UNION MADISON L.L.C., an
                                 Illinois limited liability company

                                 By:  First Union Real Estate Equity and
                                 Mortgage Investments, an Ohio
                                 Business trust, its member

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title: Authorized Signatory


                                 PRINTER'S ALLEY GARAGE, LLC, a
                                 Delaware limited liability company

                                 By:  First Union Realty Equity and
                                 Mortgage Investments, an Ohio business
                                 trust, its managing member

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title: Authorized Signatory
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                                 FIRST UNION REAL ESTATE EQUITY
                                 AND MORTGAGE INVESTMENTS, an
                                 Ohio business trust

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title: Authorized Signatory


                                 FIRST UNION COMMERCIAL
                                 PROPERTIES EXPANSION COMPANY

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title: Authorized Signatory


                                 PURCHASER:

                                 RADIANT INVESTORS LLC, a
                                 Delaware limited liability company

                                 By: /s/ Daniel P. Friedman
                                     ------------------------------------
                                     Name: Daniel P. Friedman
                                     TITLE: MANAGING MEMBER